UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2009

WIND RIVER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33061	94-2873391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Wind River Way, Alameda, California 94501

(Address of principal executive offices, including zip code)

(510) 748-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On June 5, 2009, Wind River Systems, Inc. (“Wind River”) sent a notice to employees of Wind River required by Section 101(i)(1) of the Employment Retirement Income Security Act of 1974, as amended, informing them of the suspension of transactions involving Wind River common stock in the Wind River 401(k) Plan (such suspension, the “Blackout Period”). This notice provides that the Blackout Period began on June 4, 2009, and is expected to end on June 16, 2009, or, if earlier, the date upon which both of the following documents are on file with the Securities Exchange Commission in accordance with the terms and conditions of the Agreement and Plan of Merger, dated as of June 4, 2009, by and among Wind River, Intel Corporation (“Intel”) and APC II Acquisition Corporation, a wholly owned subsidiary of Intel (the “Merger Agreement”): (i) a Solicitation/Recommendation Statement on Schedule 14D-9, filed by Wind River, and (ii) a Tender Offer Statement on Schedule TO, filed by Intel. The Blackout Period was implemented to prevent allegations of trading based on material non-public information held by employees of Wind River, including material information that will not be publicly available until the commencement of the tender offer by Intel, in accordance with the terms and conditions of the Merger Agreement.

On June 5, 2009, Wind River was deemed to have received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended. In accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, Wind River sent another notice (the “Notice”) to its directors and executive officers on June 5, 2009, informing them of the suspension of trading for directors and executive officers in Wind River securities during the Blackout Period. Inquiries concerning the Blackout Period should be directed to:

De Anna Mekwunye

Wind River Systems, Inc.

Manager, Stock Administration

Telephone: (510) 749 2172

Facsimile: (510) 217 3593

A copy of the Notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Notice of Restrictions on Trading Wind River Securities dated June 5, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2009	WIND RIVER SYSTEMS, INC.

	By:	/s/ Ian R. Halifax
Ian R. Halifax
Senior Vice President of Finance and Administration, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Restrictions on Trading Wind River Securities dated June 5, 2009.